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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: March 10, 1999
                Date of Earliest Event Reported: March 10, 1999

                           TELE-COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
     (State or Other Jurisdiction of Incorporation)

            0-20421                     84-1260157
     (Commission File Number)    (I.R.S. Employer Identification No.)

                                5619 DTC Parkway
                           Englewood, Colorado 80111
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (303) 267-5500
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Item 5.  Other Events.

1998 Summary of Operating and Balance Sheet Data
------------------------------------------------

     TCI had total revenue, operating loss and net earnings attributable to common stockholders for the year ended December 31, 1998 of $7.4 billion, $59 million and $1.9 billion, respectively. As of December 31, 1998, TCI had total assets, debt and stockholders' equity of $41.9 billion, $14.1 billion and $10.9 billion, respectively.

                                       1
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 1999
                         TELE-COMMUNICATIONS, INC.


                         By:  /s/ Stephen M. Brett
                              --------------------
                            Stephen M. Brett
                            Executive Vice President, General Counsel and Secretary